Exhibit 99.1

Consolidated Analytics, Inc (“CA”) Pool 1 Executive Summary

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by JPMorgan Chase Bank, National Association through a bulk purchase. The review included a total of three hundred ninety-eight (398) residential mortgage loans, in connection with the securitization identified as CHASE 2026-CINV4 POOL 1 (the “Securitization”). The sample of 398 loans was selected from a total initial population of 1,144 loans. The Review was conducted between October 2026 and November 2026 on mortgage loans originated between April 2026 and August 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

  QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
    Pricing for First Lien Loans:

i.	2.25% for a first lien covered transaction with a loan amount greater than or equal to $110,260;
ii.	3.5% for a first lien covered transaction with a loan amount greater than or equal to $66,156 but less than $110,260; and
iii.	6.5% for a first lien covered transaction with a loan amount less than $66,156.

    Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to $66,156; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than $66,156.

    Pricing for Manufactured Homes:

i.	2.25% for a first lien covered transaction secured by a manufactured home1 with a loan amount equal to or greater than $110,260; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than $110,260.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High-Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the Federal Home Loan Mortgage Corporation Loan Collateral Advisor appraisal (“LCA”) risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA appraisal risk score was not eligible for Collateral Rep and Warranty relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or Collateral Rep and Warranty relief eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (398 loans in total):

Sixty-seven (67) loans had a Desktop Review, and twenty-nine (29) loans had an AVM. Consolidated Analytics has independent access to the Desktop Review ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or the AVM FSD score did not meet allowable thresholds, then a Desktop Review, Field Review, Broker Price Opinion (BPO) along with a Reconciliation of the value, or a 2nd appraisal was required.

There were zero (0) occurrences of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred ninety-eight (398) mortgage loans reviewed, eighty (80) unique mortgage loans (20.10% by loan count) had a total of ninety-six (96) tape discrepancies across nine (9) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Number of Mortgaged Properties	39	40.63%
Qualifying Total Debt Income Ratio	23	23.96%
Sales Price	10	10.42%
Borrower 2 Origination FICO	9	9.38%
Qualifying FICO	8	8.33%
Property Type	3	3.13%
Qualifying CLTV	2	2.08%
Qualifying LTV	1	1.04%
Buydown Flag	1	1.04%
Grand Total	96	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	357	$139,184,883.00	89.70%
Event Grade B	33	$14,624,645.00	8.29%
Event Grade C	4	$997,100.00	1.01%
Event Grade D	4	$1,701,500.00	1.01%
Total Sample	398	$156,508,128.00	100.00%

  Credit Results:

Event Grade	Loan Count	Percent of Sample
Event Grade A	369	92.71%
Event Grade B	23	5.78%
Event Grade C	2	0.50%
Event Grade D	4	1.01%
Total Sample	398	100.00%
Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	393	98.74%
Event Grade B	4	1.01%
Event Grade C	1	0.25%
Event Grade D	0	0%
Total Sample	398	100.00%
Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	389	97.74%
Event Grade B	8	2.01%
Event Grade C	1	0.25%
Event Grade D	0	0%
Total Sample	398	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	296
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	28
		HO6 Master Insurance Policy is Missing	10
		Purchase Contract is Incomplete	8
		Borrower 1 3rd Party VOE Prior to Close Missing	6
		The Interested Party Contributions exceed the Total Closing Costs	4
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	4
		The Final 1003 is Incomplete	3
		Hazard Insurance Effective Date is after the Disbursement Date	3
		Borrower 2 3rd Party VOE Prior to Close Missing	3
		Verification of Borrower Liabilities Missing or Incomplete	3
		Asset 2 Missing	2
		Missing VOM or VOR	2
		Income and Employment Do Not Meet Guidelines	2
		Borrower 1 Executed 4506-T Missing	2
		Hazard Insurance Policy is Missing	2
		HO-6 Insurance Policy is Missing	2
		The Final 1003 is Missing	1
		Other Property Insurance Policy Effective Date is after the Disbursement date	1
		Asset 3 Missing	1
		Borrower 1 Lease Agreements Missing	1
		Audited CLTV Exceeds AUS CLTV	1
		Borrower 1 Paystubs Less Than 1 Month Provided	1
		Missing Personal Guaranty	1
		Borrower 1 Personal Tax Returns Missing	1
		Borrower 1 Award Letter Missing	1
		Borrower 1 Tax Returns Not Signed	1
		Purchase Contract does not Match Final CD	1
		Asset 1 Does Not Meet Guideline Requirements	1
		The Deed of Trust is Incomplete	1
		Borrower 2 Business Tax Returns Missing	1
		The Total Hazard Coverage is LESS than the Required Coverage Amount	1
		Borrower 2 Executed 4506-T Missing	1
		Missing Verification of Mortgage	1
		Title Document Missing	1
		Asset 6 Expired	1
		Approval/Underwriting Summary Not Provided	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Asset 1 Missing	1
		Potential Occupancy/Current Address Issues identified in the file	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Purchase Contract is Expired	1
		Hazard Insurance Policy is Partial	1
		Purchase Contract is Missing	1
		Audited LTV Exceeds AUS LTV	1
		Audited DTI Exceeds AUS DTI	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
		Audited HCLTV Exceeds AUS HCLTV	1
		Approval/Underwriting Summary Partially Provided	1
		Audited Reserves are less than AUS Required Reserves (Dollar Amount)	1
		Missing Letter of Explanation (Assets)	1
		Employment Gaps in Employment Without Sufficient Explanation	1
		Final CD: Calculating Cash to Close Closing Costs Paid, Closing Costs Financed, Down Pmt, Deposit, and/or Funds for Borrower discrepancy	1
		Total Credit Grade (A) Exceptions:	416
	B	Audited DTI Exceeds Guideline DTI	14
		Borrower owns more financed properties than allowed per guidelines	3
		Income and Employment Do Not Meet Guidelines	2
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
		Purchase is not considered to be an Arm's Length Transaction	1
		Trade line count does not meet program requirements	1
		Loan does not conform to program guidelines	1
		Audited FICO is less than Guideline FICO	1
		Housing History Does Not Meet Guideline Requirements	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Borrower 1 IRS Transcripts Missing	1
		Total Credit Grade (B) Exceptions:	30
	C	Audited Interested Party Contribution Exceeds Guideline Program Maximum	2
		Purchase is not considered to be an Arm's Length Transaction	1
		Audited AUS Interested Party Contribution Exceeds Guideline Program Maximum	1
		Total Credit Grade (C) Exceptions:	4
	D	The Final 1003 is Missing	1
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	1
		Borrower 2 3rd Party VOE Prior to Close Missing	1
		Hazard Insurance Policy is Missing	1
		Total Credit Grade (D) Exceptions:	4

Compliance	A	No Compliance Findings	363
		Charges That Cannot Increase Test	11
		Missing Required Affiliated Business Disclosure	6
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	5
		eSigned Documents Consent is Missing	4
		Charges That In Total Cannot Increase More Than 10% Test	4
		Lender Credits That Cannot Decrease Test	3
		Intent to Proceed is Missing	3
		Homeownership Counseling Disclosure Is Missing	2
		Qualified Mortgage Safe Harbor Threshold	1
		TRID: Missing Loan Estimate	1
		Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Missing Initial Escrow Disclosure	1
		Initial Closing Disclosure Delivery Date Test	1
		Total Compliance Grade (A) Exceptions:	407
	B	Charges That Cannot Increase Test	2
		Lender Credits That Cannot Decrease Test	1
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	5
	C	Charges That Cannot Increase Test	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (C) Exceptions:	3
Property	A	No Property Findings	360
		Third Party Valuation Product Not Provided within 10% Tolerance	16
		Property/Appraisal General	5
		Subject property appraisal is not on an as-is basis (Primary Value)	4
		The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	4
		FEMA Post Disaster Inspection Report not Provided	2
		UCDP Summary Report is Missing	1
		Condo Approval Missing	1
		Total Property Grade (A) Exceptions:	393
	B	Property Issue(s) are Present	2
		Condo project is ineligible	2
		Property/Appraisal General	2
		Subject Is Greater Than 4 Units	1
		The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Total Property Grade (B) Exceptions:	9
	C	Incorrect Appraisal Form For Property Type	1
		Total Property Grade (C) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.